Exhibit 99.4
STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES FOR EAGLE FORD OIL AND GAS PROPERTIES

KPMG LLP 811 Main Street Houston, TX 77002
Independent Auditors’ Report
To the Board of Directors
Devon Energy Corporation:
Report on the Audit of the Statements of Revenues and Direct Operating Expenses
Opinion
We have audited the accompanying statements of revenues and direct operating expenses of certain oil and natural gas properties of Devon Energy Corporation (the Company) located in the Eagle Ford (Properties) for the years ended December 31, 2025 and 2024 (collectively referred to as the financial statements).
In our opinion, the financial statements present fairly, in all material respects, the revenues and direct operating expenses of the Properties for the years ended December 31, 2025 and 2024 in accordance with U.S. generally accepted accounting principles.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Basis of Accounting
As discussed in Note 1 to the financial statements, the accompanying financial statements referred to above were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The financial statements are not intended to be a complete presentation of the operations of the Properties.
Other Matter
U.S. generally accepted accounting principles require that the Supplementary Oil and Gas Disclosures contained herein be presented to supplement the basic financial statements. Such information, although not a part of the basic financial statements, is required by the Financial Accounting Standards Board who considers it to be an essential part of the financial reporting for placing the basic financial statements in an appropriate operational, economic, or historical context. We have applied certain limited procedures to the required supplementary information in accordance with auditing standards generally accepted in the United States of America, which consisted of inquiries of management about the methods of preparing the information and comparing the information for consistency with management’s responses to our inquiries, the basic financial statements, and other knowledge we obtained during our audit of the basic financial statements. We do not express an opinion or provide any assurance on the information because the limited procedures do not provide us with sufficient evidence to express an opinion or provide any assurance.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Properties’ ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditors’ Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
●Exercise professional judgment and maintain professional skepticism throughout the audit.
●Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
●Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Properties’ ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Houston, Texas September 30, 2026

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES FOR EAGLE FORD OIL AND GAS PROPERTIES
Years Ended December 31, 2025 and December 31, 2024, and
Six Months Ended June 30, 2026 and June 30, 2025
(in thousands)

	Six Months Ended June 30,		Year Ended December 31,
	2026	2025	2025	2024
	(unaudited)		(audited)
Operating revenues	$787,129	$473,580	$996,743	$1,107,685
Direct operating expenses	163,156	126,114	264,953	242,821
Excess of revenues over direct operating expenses	$623,973	$347,466	$731,790	$864,864
The accompanying notes are an integral part of the Statements of Revenues and Direct Operating Expenses.

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES FOR EAGLE FORD OIL AND GAS PROPERTIES
NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
Note 1 – Basis of Presentation
The accompanying statements present the revenues and direct operating expenses of certain oil and natural gas properties located in the Eagle Ford Shale in South Texas (the "Properties"), which Devon Energy Corporation ("Devon"), through certain of its wholly-owned subsidiaries, has offered for sale. As of the date of these statements, no purchase and sale agreement has been executed, and the scope of any transaction, the identity of any purchaser and the consideration to be received have not been determined.
The accompanying statements of revenues and direct operating expenses were prepared from the historical accounting records of Devon. These statements are not intended to be a complete financial presentation of the results of operations of the Properties. The statements do not include general and administrative expense, effects of derivative transactions, interest income or expense, depreciation, depletion and amortization, any provision for income tax expenses and other income and expense items not directly associated with the Properties. Historical financial statements reflecting financial position, results of operations and cash flows required by accounting principles generally accepted in the United States of America ("GAAP") are not presented as such information is not readily available and not meaningful to the Properties. Accordingly, the accompanying statements of revenues and direct operating expenses are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission ("SEC") Regulation S-X.
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions about future events that affect the reported amounts of revenues and expenses during the reporting period. These estimates and assumptions are based on Devon management's best estimates and judgment. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, which management believes to be reasonable under the circumstances. Such estimates and assumptions are adjusted when facts and circumstances dictate. As future events and their effects cannot be determined with precision, actual results could differ from these estimates.
Acreage Exchange with BPX Energy
On April 1, 2025, Devon and BPX Energy, Inc. dissolved their partnership and divided their acreage in the Eagle Ford Blackhawk field located in Texas' DeWitt County. The assets exchanged were in close proximity and shared similar geological characteristics. The transaction was accounted for as an equal, non-monetary exchange as it did not result in a significant change to the risks, expected future cash flows or the timing of those cash flows, and therefore was determined to lack commercial substance. As a result, the new acreage and the underlying property costs were recorded at the historical carrying amount of the assets exchanged. Because these statements exclude depreciation, depletion and amortization, the exchange had no effect on the revenues or direct operating expenses presented other than through the change in the composition of Devon's interests.
Revenues and direct operating expenses for periods prior to April 1, 2025 reflect only the interests Devon held in that acreage during those periods, as recorded in Devon's historical accounting records. They have not been adjusted on a pro forma basis as though the post-exchange interests had been held throughout the periods presented.
Operating Revenues
Operating revenues include the sale of oil, gas and NGL production. Oil, gas and NGL sales are recognized when production is sold to a purchaser at a fixed or determinable price, delivery has occurred, control has transferred and collectability of the revenue is probable. Devon's performance obligations are satisfied at a point in time. This occurs when control is transferred to the purchaser upon delivery of contract specified production volumes at a specified point. The transaction price used to recognize revenue is a function of the contract billing terms. Revenue is invoiced, if required, by calendar month based on volumes at contractually based rates with payment typically received within 30 days of the end of the production month. Taxes assessed by governmental authorities on oil, gas and NGL sales are presented separately from such revenues in the statements of revenues and direct operating expenses. Revenue is recognized on a production date basis.

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES FOR EAGLE FORD OIL AND GAS PROPERTIES
NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
Oil sales
Devon’s oil sales contracts are generally structured in one of two ways. First, production is sold at the wellhead at an agreed-upon index price, net of pricing differentials. In this scenario, revenue is recognized when control transfers to the purchaser at the wellhead at the net price received. Alternatively, production is delivered to the purchaser at a contractually agreed-upon delivery point at which the purchaser takes custody, title and risk of loss of the product. Under this arrangement, a third party is paid to transport the product and Devon receives a specified index price from the purchaser with no transportation deduction. In this scenario, revenue is recognized when control transfers to the purchaser at the delivery point based on the price received from the purchaser. The third-party costs are recorded as gathering, processing and transportation expense as a component of direct operating expenses in the statements of revenues and direct operating expenses.
Natural gas and NGL sales
Under Devon’s natural gas processing contracts, natural gas is delivered to a midstream processing entity at the wellhead or the inlet of the midstream processing entity’s system. The midstream processing entity gathers and processes the natural gas and remits proceeds for the resulting sales of NGLs and residue gas. In these scenarios, Devon evaluates whether it is the principal or the agent in the transaction. Devon has concluded it is the principal under these contracts and the ultimate third party is the customer. Revenue is recognized on a gross basis, with gathering, processing and transportation fees presented as a component of direct operating expenses in the statements of revenues and direct operating expenses.
In certain natural gas processing agreements, Devon may elect to take residue gas and/or NGLs in-kind at the tailgate of the midstream entity’s processing plant and subsequently market the product. Through the marketing process, the product is delivered to the ultimate third-party purchaser at a contractually agreed-upon delivery point, and Devon receives a specified index price from the purchaser. In this scenario, revenue is recognized when control transfers to the purchaser at the delivery point based on the index price received from the purchaser. The gathering, processing and compression fees attributable to the gas processing contract, as well as any transportation fees incurred to deliver the product to the purchaser, are presented as gathering, processing and transportation expense as a component of direct operating expenses in the statements of revenues and direct operating expenses.
Satisfaction of Performance Obligations and Revenue Recognition
Since Devon has a right to consideration from its customers in amounts that correspond directly to the value that the customer receives from the performance completed on each contract, Devon applies the practical expedient that allows recognition of revenue in the amount to which there is a right to invoice and prevents the need to estimate a transaction price for each contract and allocating that transaction price to the performance obligations within each contract. Devon recognizes revenue for sales at the time the natural gas, NGLs or crude oil are delivered at a fixed or determinable price.
Transaction Price Allocated to Remaining Performance Obligations
Devon applies the practical expedient exempting the disclosure of the transaction price allocated to remaining performance obligations if the performance obligation is part of a contract that has an original expected duration of one year or less. For contracts with terms greater than one year, Devon applies the practical expedient exempting the disclosure of the transaction price allocated to remaining performance obligations if the variable consideration is allocated entirely to a wholly unsatisfied performance obligation. Under Devon’s contracts, each unit of product typically represents a separate performance obligation; therefore, future volumes are wholly unsatisfied and disclosure of the transaction price allocated to remaining performance obligations is not required.

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES FOR EAGLE FORD OIL AND GAS PROPERTIES
NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
Disaggregation of Revenue
The following table presents revenue from contracts with customers that are disaggregated based on type of good (in thousands).

	Six Months Ended June 30,		Year Ended December 31,
	2026	2025	2025	2024
	(unaudited)		(audited)
Oil	$682,285	$396,707	$844,358	$961,653
Gas	44,473	33,810	67,781	45,433
NGL	60,371	43,063	84,604	100,599
Operating revenues	$787,129	$473,580	$996,743	$1,107,685
Direct Operating Expenses
Direct operating expenses primarily include lease operating costs, gathering, processing and transportation costs and severance and ad valorem taxes. Lease operating costs include expenses such as labor, transportation, disposal, field office, vehicle, supervision, maintenance, tools and supplies and workover expenses.
The statements of revenues and direct operating expenses for the six months ended June 30, 2026 and June 30, 2025, are unaudited, but in the opinion of management include all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the results of the interim periods.
Note 2 – Commitments and Contingencies
Management is not aware of any additional legal, environmental or other commitments or contingencies that would have a material effect on the statements of revenues and direct operating expenses.
Note 3 – Subsequent Events
Management has evaluated subsequent events through September 30, 2026, the date the statements of revenues and direct operating expenses were available to be issued, and has concluded no events need to be reported during this period.
Note 4 – Supplemental Oil and Natural Gas Reserve Information (Unaudited)
Estimated Quantities of Proved Oil and Natural Gas Reserves
Estimated quantities of proved oil, natural gas and NGL reserves at December 31, 2025 and December 31, 2024, and changes in the reserves during the year for the Properties, are shown below.
These reserve estimates have been prepared in accordance with SEC regulations using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month.

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES FOR EAGLE FORD OIL AND GAS PROPERTIES
NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
These estimates have been audited in accordance with generally accepted petroleum engineering and evaluation methods and procedures. All 2025 and 2024 reserves have been audited by DeGolyer and MacNaughton.

	Oil (MBbls)	Natural Gas (MMcf)	NGL (MBbls)	Total (MBoe)
December 31, 2023	57,104	95,245	16,563	89,541
Revisions due to prices	(358)	(614)	(116)	(576)
Revisions other than price	(294)	436	869	648
Extensions and discoveries	6,198	10,625	1,782	9,751
Production	(12,741)	(23,441)	(4,071)	(20,719)
December 31, 2024	49,909	82,251	15,027	78,645
Revisions due to prices	(2,334)	(3,260)	(603)	(3,480)
Revisions other than price	1,422	2,270	638	2,438
Extensions and discoveries	27,686	67,645	11,339	50,299
Purchase of reserves	23,192	59,334	10,245	43,326
Production	(13,254)	(21,907)	(3,519)	(20,424)
Sale of reserves	(106)	(389)	(62)	(233)
December 31, 2025	86,515	185,944	33,065	150,571

Proved developed reserves:
December 31, 2023	45,922	77,400	13,659	72,481
December 31, 2024	43,603	77,428	14,148	70,655
December 31, 2025	54,116	95,188	17,845	87,825
Proved undeveloped reserves:
December 31, 2023	11,182	17,845	2,904	17,060
December 31, 2024	6,306	4,823	879	7,990
December 31, 2025	32,399	90,756	15,220	62,746
Standardized Measure of Discounted Future Net Cash Flows
Information with respect to the standardized measure of discounted future net cash flows relating to proved reserves is summarized below. Future cash inflows, development and production costs are computed using the same assumptions for prices and costs that were used to estimate the Properties' proved reserves. As discussed in Note 1,

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES FOR EAGLE FORD OIL AND GAS PROPERTIES
NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
the effects of income taxes are not included in the accompanying statements, and similarly are not included in the standardized measure presented here.

	Year Ended December 31,
	2025	2024
	(in millions)
Future cash inflows (1)	$6,797	$4,279
Future costs: (2)
Development	(977)	(342)
Production	(2,633)	(1,979)
Future net cash flow	3,187	1,958
10% discount to reflect timing of cash flows	(1,037)	(571)
Standardized measure of discounted future net cash flows	$2,150	$1,387

Representative prices: (1)
Natural gas (Mcf)	$2.72	$2.10
Oil (Bbl)	$63.90	$75.32
NGL (Bbl)	$23.04	$23.04
(1) In accordance with SEC regulations, reserves were estimated using the average price during the trailing 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The average price used to estimate reserves is held constant over the life of the reserves.
(2) Future production, development, site restoration and abandonment costs are derived based on current costs assuming continuation of existing economic conditions.
The following summarizes the principal sources of change in the standardized measure of discounted future net cash flows:

	Year Ended December 31,
	2025	2024
	(in millions)
Beginning balance	$1,387	$1,712
Net changes in prices and production costs	(254)	(182)
Oil, gas and NGL sales, net of production costs	(732)	(865)
Changes in estimated future development costs	(45)	(94)
Extensions and discoveries, net of future development costs	779	334
Purchase of reserves (Asset Exchange)	714	-
Sales of reserves in place	(3)	-
Revisions of quantity estimates	56	55
Previously estimated development costs incurred during the period	143	290
Accretion of discount and other	105	137
Ending balance	$2,150	$1,387
The data presented should not be viewed as representing the expected cash flow from, or current value of, existing proved reserves since the computations involve significant estimates and judgments. The required projection of production and related expenditures over time requires further estimates with respect to pipeline availability, rates of demand and governmental control. Actual future prices and costs are likely to be substantially different from the prices and costs utilized in the computation of reported amounts above. Any analysis or evaluation of the reported amounts should give specific recognition to the computational methods utilized and the limitations inherent therein.